Exhibit 99.1
Resource Extraction Payment Report for the fiscal year ended December 31, 2025

Payments Overview1,2
(Amounts in thousands of U.S. dollars)

Country	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Angola	—	2,732	377	654,654	234,704	34,574	927,042
Argentina	170	3,062	526	—	167,577	114,490	285,825
Australia	—	446	27,270	—	—	1,739,156	1,766,872
Bangladesh	—	200	656	715,495	—	94,672	811,023
Brazil	65,652	—	—	—	—	—	65,652
Canada	—	—	3,744	—	358,705	1,751,908	2,114,358
China	—	—	673	—	—	13,860	14,533
Cyprus	—	—	190	—	—	—	190
Egypt	933	—	—	—	—	—	933
Equatorial Guinea	—	1,694	1,501	306,302	109,951	76,714	496,163
Indonesia	—	—	—	—	—	7,073	7,073
Israel	—	—	—	—	145,745	220,661	366,406
Kazakhstan	—	—	—	—	—	128,437	128,437
Kuwait-Saudi Arabia Partitioned Zone	—	5,000	—	—	389,996	611,480	1,006,477
Malaysia	—	—	—	556,177	584	22,367	579,128
Nigeria	—	108,135	36,634	1,389,295	173,039	476,942	2,184,045
Suriname	4,643	—	1,570	—	—	—	6,212
Thailand	498	—	—	—	106,816	21,727	129,040
United Kingdom	—	—	—	—	—	94,166	94,166
United States	10,619	—	22,112	—	1,081,698	143,139	1,257,569
Total	82,514	121,270	95,252	3,621,924	2,768,816	5,551,367	12,241,143
1 Chevron did not make any dividend or infrastructure payments reportable under Section 1504 regulations. Therefore, those categories have been excluded from all tables in this exhibit.
2 Amounts in this exhibit are shown in thousands of U.S. dollars. Totals are not corrected for rounding.
Chevron Corporation 2025 Resource Extraction Payment Report

Angola
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Banco Nacional de Angola	USD	—	—	—	—	234,704	30,309	265,013
Caixa do Tesouro Nacional	USD	—	—	377	—	—	—	377
Agencia Nacional de Petroleo Gas e Bioco	In-kind	—	—	—	230,221	—	—	230,221
	USD	—	2,732	—	—	—	—	2,732
Ministry of Finance	USD	—	—	—	—	—	433	433
Ministry of Mineral Resources Oil and Gas	USD	—	—	—	—	—	3,832	3,832
Sonangol Pesquisa & Produção	In-kind	—	—	—	424,433	—	—	424,433
Total		—	2,732	377	654,654	234,704	34,574	927,042

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-South Atlantic Ocean/Cabinda/Oil/Natural Gas/Well	In-kind	—	—	—	654,654	—	—	654,654
	USD	—	2,732	377	—	234,704	34,574	272,388
Total		—	2,732	377	654,654	234,704	34,574	927,042
Chevron Corporation 2025 Resource Extraction Payment Report

Argentina
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Administracion Federal de Ingresos Publicos (AFIP)	ARS	—	—	—	—	—	106,557	106,557
Direccion General Rentas Capital	ARS	—	—	—	—	—	1,495	1,495
Government of Neuquen	ARS	170	3,062	—	—	—	—	3,232
Rentas Generales Neuquen	ARS	—	—	161	—	125,860	6,438	132,459
Tesoreria General de la Pcia.del Neuquen	ARS	—	—	365	—	41,717	—	42,081
Total		170	3,062	526	—	167,577	114,490	285,825

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Buenos Aires/Oil/Natural Gas/Well	ARS	—	—	—	—	—	78,680	78,680
Neuquén/Oil/Natural Gas/Well	ARS	—	—	526	—	167,577	6,438	174,540
Entity-level payments	ARS	170	3,062	—	—	—	29,372	32,604
Total		170	3,062	526	—	167,577	114,490	285,825
Chevron Corporation 2025 Resource Extraction Payment Report

Australia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Australian Earth Science Education	AUD	—	446	—	—	—	—	446
Australian Taxation Office	AUD	—	—	—	—	—	1,651,781	1,651,781
Construction Training Fund	AUD	—	—	774	—	—	—	774
Department of Energy and Economic Diversification	AUD	—	—	414	—	—	—	414
Department of Energy, Mines, Industry Regulation and Safety	AUD	—	—	649	—	—	—	649
Department of Industry, Science and Resources	AUD	—	—	—	—	—	75,847	75,847
Department of Planning, Lands and Heritage	AUD	—	—	5,730	—	—	—	5,730
Department of Transport	AUD	—	—	508	—	—	—	508
Department of Treasury and Finance	AUD	—	—	475	—	—	—	475
Department of Water and Environmental Regulation	AUD	—	—	1,038	—	—	—	1,038
National Offshore Petroleum Safety and Environmental Management Authority	AUD	—	—	1,714	—	—	—	1,714
National Offshore Petroleum Titles Administrator	AUD	—	—	2,883	—	—	—	2,883
Pilbara Port Authority	AUD	—	—	928	—	—	—	928
Shire of Ashburton	AUD	—	—	8,583	—	—	11,529	20,112
Western Australian Land Authority	AUD	—	—	3,573	—	—	—	3,573
Total		—	446	27,270	—	—	1,739,156	1,766,872

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Indian Ocean/Western Australia/Oil/Natural Gas/Well	AUD	—	—	27,270	—	—	87,375	114,646
Entity-level payments	AUD	—	446	—	—	—	1,651,781	1,652,227
Total		—	446	27,270	—	—	1,739,156	1,766,872
Chevron Corporation 2025 Resource Extraction Payment Report

Bangladesh
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Government of Bangladesh	In-kind	—	—	—	715,495	—	—	715,495
	USD	—	200	656	—	—	94,672	95,528
Total		—	200	656	715,495	—	94,672	811,023

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Sylhet/Natural Gas/Well	In-kind	—	—	—	715,495	—	—	715,495
	USD	—	200	656	—	—	94,672	95,528
Total		—	200	656	715,495	—	94,672	811,023
Chevron Corporation 2025 Resource Extraction Payment Report

Brazil
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Agência Nacional do Petróleo, Gás Natural e Biocombustíveis	BRL	65,652	—	—	—	—	—	65,652
Total		65,652	—	—	—	—	—	65,652

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	BRL	65,652	—	—	—	—	—	65,652
Total		65,652	—	—	—	—	—	65,652
Chevron Corporation 2025 Resource Extraction Payment Report

Canada
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Canada Development Investment Corporation	CAD	—	—	—	—	27,937	—	27,937
Canada Newfoundland & Labrador Offshore Petroleum Board	CAD	—	—	3,744	—	—	—	3,744
Government of Alberta	CAD	—	—	—	—	—	337,268	337,268
Government of Newfoundland and Labrador	CAD	—	—	—	—	97,199	—	97,199
Provincial Treasurer	CAD	—	—	—	—	7,937	—	7,937
Receiver General for Canada	CAD	—	—	—	—	225,632	1,414,641	1,640,273
Total		—	—	3,744	—	358,705	1,751,908	2,114,358

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Alberta/Oil/Natural Gas/Well	CAD	—	—	—	—	7,937	—	7,937
Offshore-Atlantic Ocean/Newfoundland and Labrador/Oil/Well	CAD	—	—	3,744	—	350,768	—	354,513
Entity-level payments	CAD	—	—	—	—	—	1,751,908	1,751,908
Total		—	—	3,744	—	358,705	1,751,908	2,114,358
Chevron Corporation 2025 Resource Extraction Payment Report

China
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Guangdong Provincial Tax Bureau	CNY	—	—	131	—	—	133	264
Kaizhou Tax Bureau	CNY	—	—	—	—	—	5,373	5,373
Tianjin Tax Bureau	CNY	—	—	542	—	—	—	542
XuanHan Tax Bureau	CNY	—	—	—	—	—	8,354	8,354
Total		—	—	673	—	—	13,860	14,533

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Chongqing Shi/Natural Gas/Well	CNY	—	—	—	—	—	5,373	5,373
Sichuan Sheng/Natural Gas/Well	CNY	—	—	—	—	—	8,354	8,354
Offshore-Bohai Bay/Tianjin Shi/Oil/Well	CNY	—	—	542	—	—	—	542
Offshore-South China Sea/Guangdong Sheng/Oil/Well	CNY	—	—	131	—	—	—	131
Entity-level payments	CNY	—	—	—	—	—	133	133
Total		—	—	673	—	—	13,860	14,533
Chevron Corporation 2025 Resource Extraction Payment Report

Cyprus
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry Of Energy Commerce and Industry	EUR	—	—	190	—	—	—	190
Total		—	—	190	—	—	—	190

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranean Sea/Cyprus/Block 12/Aphrodite/Natural Gas/Well	EUR	—	—	190	—	—	—	190
Total		—	—	190	—	—	—	190
Chevron Corporation 2025 Resource Extraction Payment Report

Egypt
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Egyptian Natural Gas Holding Company	USD	933	—	—	—	—	—	933
Total		933	—	—	—	—	—	933

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranean Sea/Al Qāhirah/Natural Gas/Well	USD	150	—	—	—	—	—	150
Offshore-Mediterranean Sea/Al Qāhirah/Oil/Natural Gas/Well	USD	783	—	—	—	—	—	783
Total		933	—	—	—	—	—	933
Chevron Corporation 2025 Resource Extraction Payment Report

Equatorial Guinea
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
GE Petrol	In-kind	—	—	—	118,254	—	—	118,254
Ministerio de Minas e Hidrocarburos	In-kind	—	—	—	188,049	109,951	—	298,000
	USD	—	800	—	—	—	—	800
	XAF	—	894	922	—	—	—	1,816
Tesoro Publico	USD	—	—	115	—	—	—	115
	XAF	—	—	464	—	—	—	464
	USD	—	—	—	—	—	76,714	76,714
Total		—	1,694	1,501	306,302	109,951	76,714	496,163

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties		Taxes	Total
Offshore-Atlantic Ocean/Bioko Nord/Oil/Natural Gas/Well	In-kind	—	—	—	306,302	109,951	[1]	—	416,253
	USD	—	800	115	—	—		—	915
	XAF	—	894	1,386	—	—		—	2,281
Entity-level payments	USD	—	—	—	—	—		76,714	76,714
Total		—	1,694	1,501	306,302	109,951		76,714	496,163
1 Royalties owed to the government are paid in-kind and are disclosed at fair value.
Chevron Corporation 2025 Resource Extraction Payment Report

Indonesia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Directorate General of Taxes	USD	—	—	—	—	—	7,073	7,073
Total		—	—	—	—	—	7,073	7,073

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	USD	—	—	—	—	—	7,073	7,073
Total		—	—	—	—	—	7,073	7,073
Chevron Corporation 2025 Resource Extraction Payment Report

Israel
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy	USD	—	—	—	—	145,745	—	145,745
Ministry of Finance	ILS	—	—	—	—	—	220,661	220,661
Total		—	—	—	—	145,745	220,661	366,406

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranian Sea/Tel Aviv/Oil/Natural Gas/Well	ILS	—	—	—	—	—	220,661	220,661
	USD	—	—	—	—	145,745	—	145,745
Total		—	—	—	—	145,745	220,661	366,406
Chevron Corporation 2025 Resource Extraction Payment Report

Kazakhstan
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
The State Revenue Committee	USD	—	—	—	—	—	128,437	128,437
Total		—	—	—	—	—	128,437	128,437

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Batys Qazaqstan oblysy/Oil/Natural Gas/Well	USD	—	—	—	—	—	128,437	128,437
Total		—	—	—	—	—	128,437	128,437
Chevron Corporation 2025 Resource Extraction Payment Report

Kuwait-Saudi Arabia Partitioned Zone
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Saudi Arabian Monetary Authority	USD	—	—	—	—	389,996	611,480	1,001,477
Saudi Petroleum Services Polytechnic	USD	—	5,000	—	—	—	—	5,000
Total		—	5,000	—	—	389,996	611,480	1,006,477

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Al Aḩmadī/Oil/Well	USD	—	5,000	—	—	389,996	611,480	1,006,477
Total		—	5,000	—	—	389,996	611,480	1,006,477
Chevron Corporation 2025 Resource Extraction Payment Report

Malaysia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Inland Revenue Board of Malaysia	MYR	—	—	—	—	—	22,367	22,367
Petroliam Nasional Berhad	In-kind	—	—	—	556,177	—	—	556,177
	MYR	—	—	—	—	584	—	584
Total		—	—	—	556,177	584	22,367	579,128

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Gulf of Thailand/Malaysia/Oil/Natural Gas/Well	In-kind	—	—	—	556,177	—	—	556,177
	MYR	—	—	—	—	584	—	584
Entity-level payments	MYR	—	—	—	—	—	22,367	22,367
Total		—	—	—	556,177	584	22,367	579,128
Chevron Corporation 2025 Resource Extraction Payment Report

Nigeria
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Federal Inland Revenue Service	USD	—	—	4,550	—	—	476,942	481,492
Host Communities Development Trust	NGN	—	6,003	—	—	—	—	6,003
	USD	—	8,887	—	—	—	—	8,887
Niger Delta Development Commission	NGN	—	34,324	—	—	—	—	34,324
	USD	—	58,921	—	—	—	—	58,921
Nigerian Export Supervision Scheme	NGN	—	—	3,833	—	—	—	3,833
Nigerian National Petroleum Company Limited	In-kind	—	—	—	1,389,295	—	—	1,389,295
Nigerian Upstream Petroleum Regulatory Commission	NGN	—	—	750	—	—	—	750
	USD	—	—	27,501	—	173,039	—	200,540
Total		—	108,135	36,634	1,389,295	173,039	476,942	2,184,045

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Delta/Oil/Well	USD	—	—	1,999	—	—	—	1,999
Offshore-Gulf of Guinea/Delta/Natural Gas/Well	NGN	—	—	2,365	—	—	—	2,365
	USD	—	—	—	—	3,790	—	3,790
Offshore-Gulf of Guinea/Delta/Oil/Natural Gas/Well	In-kind	—	—	—	1,295,360	—	—	1,295,360
Offshore-Gulf of Guinea/Delta/Oil/Well	USD	—	—	2,488	—	—	—	2,488
Offshore-Gulf of Guinea/Ondo/Oil/Well	USD	—	—	2,100	—	—	—	2,100
Delta/Natural Gas/Well	USD	—	—	381	—	—	—	381
Delta/Oil/Natural Gas/Well	NGN	—	6,003	749	—	—	—	6,752
	USD	—	8,887	10,523	—	141,029	45,000	205,439
Offshore-Gulf of Guinea/Bayelsa/Oil/Well	In-kind	—	—	—	93,935	—	—	93,935
	NGN	—	—	1,469	—	—	—	1,469
	USD	—	—	14,559	—	28,220	67,100	109,880
Entity-level payments	NGN	—	34,324	—	—	—	—	34,324
	USD	—	58,921	—	—	—	364,842	423,763
Total		—	108,135	36,634	1,389,295	173,039	476,942	2,184,045
Chevron Corporation 2025 Resource Extraction Payment Report

Suriname
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Staatsolie Maatschappij Suriname NV	USD	4,643	—	1,570	—	—	—	6,212
Total		4,643	—	1,570	—	—	—	6,212

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Shallow water/Paramaribo/Oil/Well	USD	—	—	1,570	—	—	—	1,570
Entity-level payments	USD	4,643	—	—	—	—	—	4,643
Total		4,643	—	1,570	—	—	—	6,212
Chevron Corporation 2025 Resource Extraction Payment Report

Thailand
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Government of Thailand - Ministry of Energy - Department of Mineral Fuels	THB	498	—	—	—	106,816	—	107,314
Ministry of Finance, Revenue Department	THB	—	—	—	—	—	21,727	21,727
Total		498	—	—	—	106,816	21,727	129,040

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Gulf of Thailand/Krung Thep Maha Nakhon/Oil/Natural Gas/Well	THB	498	—	—	—	106,816	21,727	129,040
Total		498	—	—	—	106,816	21,727	129,040
Chevron Corporation 2025 Resource Extraction Payment Report

United Kingdom
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
HM Revenue & Customs (HMRC)	GBP	—	—	—	—	—	94,166	94,166
Total		—	—	—	—	—	94,166	94,166

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-North Sea/Aberdeen City/Oil/Natural Gas/Well	GBP	—	—	—	—	—	97,693	97,693
Entity-level payments	GBP	—	—	—	—	—	(3,527)	(3,527)
Total		—	—	—	—	—	94,166	94,166
Chevron Corporation 2025 Resource Extraction Payment Report

United States
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Bureau of Land Management	USD	—	—	1,478	—	—	—	1,478
Department of the Interior	USD	10,619	—	1,151	—	—	—	11,770
Internal Revenue Service[1]	USD	—	—	—	—	—	143,139	143,139
Office of Natural Resources Revenue	USD	—	—	19,357	—	1,081,698	—	1,101,056
US Dept of the Interior	USD	—	—	125	—	—	—	125
Total		10,619	—	22,112	—	1,081,698	143,139	1,257,569

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
California/Oil/Well	USD	—	—	—	—	8,845	—	8,845
Colorado/Oil/Natural Gas/Well	USD	—	—	—	—	6,872	—	6,872
Federal Government/Oil/Natural Gas/Well	USD	—	—	576	—	7,915	—	8,491
New Mexico/Oil/Natural Gas/Well	USD	—	—	903	—	386,916	—	387,818
Wyoming/Oil/Natural Gas/Well	USD	—	—	—	—	—	—	—
Offshore-Gulf of America/Federal Government/Oil/Natural Gas/Well	USD	—	—	1,049	—	57,084	—	58,133
Offshore-Gulf of America/Gulf of America/Oil/Natural Gas/Well	USD	—	—	—	—	614,066	—	614,066
Offshore-Gulf of America/Louisiana/Oil/Natural Gas/Well	USD	10,619	—	1,151	—	—	—	11,770
Oklahoma/Oil/Natural Gas/Well	USD	—	—	—	—	—	—	—
Entity-level payments	USD	—	—	18,434	—	—	143,139	161,573
Total		10,619	—	22,112	—	1,081,698	143,139	1,257,569
1 U.S. Federal taxes paid are affected by accelerated depreciation and the immediate expensing of research and development costs provided by the One Big Beautiful Bill Act of 2025, as well as net operating loss carryforwards, tax credits from biofuels production and other lower carbon activities, and prior year overpayments
Chevron Corporation 2025 Resource Extraction Payment Report